Exhibit 99.1

EPIX Pharmaceuticals PRX-00023 Phase 3 Top-line Data Investor Conference Call and Webcast September 22, 2006

Forward-looking Statements Certain matters we will discuss today, other than historical information, consist of forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 relating to, among other things, our expectations concerning our commercial and regulatory and business strategies, and the progress of our clinical development program for PRX-00023 and other drug candidates. These forward-looking statements are not guarantees of future performance and are subject to a variety of risks and uncertainties that could cause actual results to differ materially from the results contemplated thereby. Any forward-looking statements we make should be considered in light of the risks and uncertainties contained in our filings with the Securities and Exchange Commission, including but not limited to those contained in our Registration Statement on Form S-4 (No. 333-133513). We incorporate herein the discussion of those factors. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of today. We undertake no obligation to update or revise the information provided herein, whether as the result of new information, future events or circumstances or otherwise.

Phase 3 Pivotal Trial Design 310 patients with moderate-to-severe GAD, HAM-A ^ 20 Randomized, double-blind, placebo-controlled, multi-center in USA Primary: HAM-A change from baseline to week 8 vs. placebo Secondary: CGI-Improvement, MADRS*, sexual dysfunction, withdrawal Wash-out Placebo run-in 2-4 weeks 1 week PRX-00023: 40 mg X 3 days and then 80 mg Placebo 8 WEEK DOUBLE-BLIND 155 Patients 155 Patients *Montgomery-Asberg Depression Rating Scale

HAM-A Results Primary Efficacy Endpoint = Hamilton Anxiety Score (HAM-A) Change from baseline to week 8 vs. placebo Difference not statistically significant HAM-A change from baseline* Week 8 p value vs placebo Placebo 8.5 point drop 0.116 PRX-00023 9.8 point drop 0.116 *Last observation carried forward. Study powered at 90% to detect a 2.0 point difference

Encouraging Results in Symptoms of Depression Secondary Endpoint - depression scores MADRS change from baseline to week 8 vs. placebo Data further supported by POMS and HADS MADRS change from baseline* Week 8 p value vs placebo Placebo 1.6 point drop 0.009 PRX-00023 4.5 point drop 0.009 * Last observation carried forward Statistically significant improvement

Results in Patients with High Depression Scores Patients with depression generally have MADRS scores >20 Data analyzed post-hoc for patients in upper 50th percentile* Mean MADRS at Baseline MADRS change from baseline** Week 8 p value vs placebo Placebo (n=49) 20.1 3.3 point drop 0.041 PRX-00023 (n=61) 20.5 6.3 point drop 0.041 * MADRS > median at baseline * * Last observation carried forward Statistically significant improvement

Excellent Tolerability Adverse event (AE) profile comparable to placebo Event Percent of Patients with Event Percent of Patients with Event Event PRX-00023 (n=140) Placebo (n=137) Most Common AEs: Headache 15.7% 10.9% Nasopharyngitis 7.9% 7.3% Diarrhea 7.1% 5.8% Nausea 8.6% 1.5% Dizziness 7.1% 2.2% Discontinued due to AEs 1.4% 2.9% No related serious adverse events

Adverse Events of Interest Adverse Events of Interest Percent of Treated Patients with Event Percent of Treated Patients with Event Adverse Events of Interest PRX-00023 (n=140) Placebo (n=137) Dizziness 7.1% 2.2% Insomnia 3.6% 2.2% Decreased Libido 2.2% 2.2% Irritability 1.4% 2.2% Somnolence 1.4% 1.5% Suicidal Ideation 0% 0.7% Decreased Appetite 0.7% 1.4%

PRX-00023 - Background Highly selective, oral 5-HT1A agonist Scientific justification to study effects in anxiety and depression Preclinical data to support both indications Well tolerated in >250 subjects to date, No dose-limiting toxicity in subjects up to 150 mg daily

PRX-00023 Data Summary Data supports: Once-daily dosing Sexual function, sleep and appetite effects similar to placebo No withdrawal symptoms Potential benefit in depression PRX-00023 Next steps: Ongoing analyses of the data for additional insight into depression effect Initiate Phase 2 trial in depression

Significant Opportunities for Near-term Value Creation



Product
Target
Lead Discovery
Lead Optimization
IND/ GLP Tox
Phase I
Phase 2
Phase 3
NDA
Approved
PRX-00023
(5-HT1A)
anxiety
PRX-00023
(5-HT1A)
depression
EP-2104R
thrombus imaging
PRX-08066
(5-HT2B)
pulmonary hypertension
PRX-03140
(5-HT4)
Alzheimer's disease
PRX-07034
(5-HT6)
obesity, cognitive impairment
Partnered Products/Programs
Vasovist™
Schering AG, 50% EPIX ownership
EU Oct '05
S1P1 Modulators
Amgen
Cystic Fibrosis Program
CFFT

discover // develop // advance

EPIX Pharmaceuticals September 22, 2006